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                                                                    EXHIBIT 23.4




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


Board of Directors
Kayton Electric, Inc.

As independent public accountants, we hereby consent to the incorporation of our report dated January 28, 1998 (November 19, 1998 as to Note 8) on the financial statements of Kayton Electric, Inc. by reference into Integrated Electrical Services, Inc.'s Amendment No. 2 to Form S-4 (File No. 333-75139), and to all references to our firm .


                                                  KPMG LLP

Lincoln, Nebraska
May 18, 1999